                       SUPPLEMENT DATED AUGUST 1, 1997 TO
                        PROSPECTUS DATED MAY 1, 1997 FOR

     INDIVIDUAL MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                        NATIONWIDE VARIABLE ACCOUNT - II

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE INFORMATION.

I. THE "LOAN PRIVILEGE" SECTION OF THE PROSPECTUS IS AMENDED BY REPLACING THE SIXTH PARAGRAPH OF SUCH SECTION WITH THE FOLLOWING:

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner must be repaid within 15 years. During the loan term, the outstanding balance of the loan will continue to earn interest at an annual rate as specified in the loan agreement. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Loan repayments will be processed in the same manner as a Purchase Payment, except that no loan repayments less than $1,000 are permitted into the Guaranteed Term Options. Loan repayments will be allocated among the Fixed and Variable Accounts and the Guaranteed Term Options in accordance with the Contract, unless the Contract Owner and the Company agree to amend the Contract at a later date on a case by case basis. If the proportional share of the loan repayment to the Guaranteed Term Option is less than $1,000, that portion of the loan repayment will be allocated to the Nationwide Separate Account Trust Money Market Fund, unless the Contract Owner directs such loan repayments to be directed to the Fixed Account or another investment option available in the Variable Account.


II. ITEM NO. 5 OF THE SUPPLEMENT FILED ON JULY 14, 1997 IS AMENDED BY REPLACING THE PARAGRAPH FOR MORGAN STANLEY UNIVERSAL FUNDS, INC. WITH THE FOLLOWING:

Morgan Stanley Universal Funds, Inc. (the "Fund") is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Fund is an open-end management investment company, or mutual fund. The Fund is managed by Morgan Stanley Asset Management, Inc.